[LYNCH & MAYER LOGO]











                                             Lincoln National
                                             Aggressive Growth Fund, Inc.
                                             Annual Report
                                             December 31, 1998

Lincoln National Aggressive Growth Fund, Inc.

Index
     Commentary

     Statement of Net Assets

     Statement of Operations

     Statements of Changes in Net Assets

     Financial Highlights

     Notes to Financial Statements

     Report of Ernst & Young LLP, Independent Auditors

Lincoln National
Aggressive Growth Fund, Inc.

Managed by: [LYNCH & MASTER LOGO]

The Fund produced a return of (6.20)% for the year ended December 31, 1998. Its benchmark, the S&P Mid-Cap 400 Index, had a return of 19.11% for 1998.

1998 will be remembered as the year of the ".com". Stocks of the new era of technology and commerce led their sector for the year. It is certain that the web-based companies will lead the future path of commerce. However, a ten-fold price appreciation on an initial offering does leave professional investors skeptical on the short-term values assigned to these companies. It is probable that these stocks will provide investors with a good entry point only after they have corrected back to reasonable levels.

The Fund's continued emphasis on the smaller stocks in the mid cap universe adversely impacted results in 1998. The Fund's overweighting in consumer cyclicals was a drag on the Fund's performance in the last quarter of the year. The absence of web stocks in the Fund created an uphill performance battle for the Fund in 1998. The influence of the weakening Asian economies caused declines in commodity prices, which were completely underestimated on our part. This resulted in the massive corporate restructuring which materialized in the individual companies held in the Fund.

We believe that it is likely that the current larger-cap, higher price-to-earnings leadership of the market will continue to dominate during the first half of 1999. The new bull that emerges after that will likely see a rotation in strength back down the capitalization curve and into the more cyclical stock that would benefit the Aggressive Growth Fund.

Ed Petner

Growth of $10,000 invested 1/3/94 through 12/31/98

                               1/3/94   12/31/98
Aggressive Growth Fund        $10,000    $23,700
S&P 400                       $10,000    $16,427


This chart illustrates, hypothetically, that $10,000 was invested in the Aggressive Growth Fund on 1/3/94. As the chart shows, by December 31,
1998, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $16,427. For comparison, look at how the S&P Mid-Cap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,700. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return               Ended
on investments                    12/31/98
---------------------------------------------
One Year                           (6.20)%
---------------------------------------------
Lifetime
(since 1/3/94)                     +10.44%
---------------------------------------------

Lincoln National
Aggressive Growth Fund, Inc.

Statement of Net Assets
December 31, 1998

Investments:
                                                  Number            Market
Common Stock:                                    of Shares           Value
------------------------------------------------------------------------------
Automobiles & Auto Parts: 1.9%
------------------------------------------------------------------------------
Tower Automotive *                                252,400        $ 6,294,225
------------------------------------------------------------------------------

Banking, Finance & Insurance: 7.2%
------------------------------------------------------------------------------
AllAmerica Financial                               97,500          5,642,812
Ambac Financial Group                              96,600          5,814,112
American Bankers Insurance Group                   65,600          3,173,400
Peoples Heritage Financial Group                  302,400          6,057,450
Washington Mutual                                  89,300          3,410,144
------------------------------------------------------------------------------
                                                                  24,097,918
Buildings & Materials: 0.9%
------------------------------------------------------------------------------
J. Ray McDermott, S.A *                           125,900          3,076,681
------------------------------------------------------------------------------

Cable, Media & Publishing: 15.9%
------------------------------------------------------------------------------
Chancellor Media Class A *                        270,600         12,946,519
Emmis Broadcasting * 120,800 5,239,700
Fox Entertainment Group *                         324,800          8,180,900
Jacor Communications *                            194,900         12,607,594
Lamar Advertising *                                20,000            750,000
USA Networks *                                    408,900         13,532,034
------------------------------------------------------------------------------
                                                                  53,256,747

Chemicals: 3.9%
------------------------------------------------------------------------------
Dial                                              296,300          8,555,662
ITT Educational Services *                        134,300          4,566,200
------------------------------------------------------------------------------
                                                                  13,121,862

Computers & Technology: 11.2%
------------------------------------------------------------------------------
BEA Systems *                                     260,800          3,202,950
Electronics Arts *                                164,600          9,227,888
Mercury Interactive *                              94,000          5,939,625
Network Associates *                              178,850         11,865,580
Unisys *                                          212,800          7,328,300
------------------------------------------------------------------------------
                                                                  37,564,343

Electronics & Electrical Equipment: 1.7%
------------------------------------------------------------------------------
Altera *                                           92,200          5,606,912
Energy: 2.2%
Anadarko Petroleum                                239,600          7,397,650
Cross Timbers Oil                                  15,000            112,500
------------------------------------------------------------------------------
                                                                   7,510,150

Environmental Services: 4.9%
------------------------------------------------------------------------------
Eastern Environmental Services *                  372,300         11,017,753
Republic Services Class A *                       287,600          5,302,625
------------------------------------------------------------------------------
                                                                  16,320,378

Food, Beverage & Tobacco: 2.7%
------------------------------------------------------------------------------
CEC Entertainment *                                36,600          1,015,650
Whitman                                           311,900          7,914,463
------------------------------------------------------------------------------
                                                                   8,930,113

Healthcare & Pharmaceuticals: 11.4%
------------------------------------------------------------------------------
Allegiance                                         71,100          3,315,038
Alza *                                            145,200          7,586,700
Biochem Pharma*                                   178,400          5,117,850
Boston Scientific *                               182,000          4,879,875
Centocor *                                        169,100          7,620,069
Forest Laboratories *                              99,400          5,286,837
Orthodontic Centers of America *                  222,300          4,320,956
------------------------------------------------------------------------------
                                                                  38,127,325

                                                  Number            Market
Common Stock:                                    of Shares           Value
------------------------------------------------------------------------------
Industrial Machinery: 1.4%
------------------------------------------------------------------------------
McDermott International                           193,400        $ 4,774,562
------------------------------------------------------------------------------

Leisure, Lodging & Entertainment: 2.0%
------------------------------------------------------------------------------
Bally Total Fitness Holdings *                    263,100          6,544,612
------------------------------------------------------------------------------

Metals & Mining: 3.0%
------------------------------------------------------------------------------
Outdoor Systems *                                 338,837         10,165,110
------------------------------------------------------------------------------

Miscellaneous: 5.9%
------------------------------------------------------------------------------
DeVry *                                           141,000          4,318,125
Metamor Worldwide *                               296,700          7,361,869
Metzler Group *                                   169,400          8,242,369
------------------------------------------------------------------------------
                                                                  19,922,363

Retail: 8.3%
------------------------------------------------------------------------------
Family Dollar Stores                              384,650          8,462,300
Tandy                                             260,200         10,716,987
Zale                                              266,600          8,597,850
------------------------------------------------------------------------------
                                                                  27,777,137

Telecommunications: 6.7%
------------------------------------------------------------------------------
Antec *                                           140,500          2,836,344
Brightpoint *                                     260,900          3,562,916
ECI Telecommunications                             82,100          2,906,853
Intermedia Communications *                       239,300          4,142,882
SkyTel Communications *                           180,600          3,967,556
True North Communications                         194,000          5,213,750
------------------------------------------------------------------------------
                                                                  22,630,301

Textiles, Apparel & Furniture: 1.6%
------------------------------------------------------------------------------
Jones Apparel Group *                             249,400          5,502,388
------------------------------------------------------------------------------

Transportation & Shipping: 0.9%
------------------------------------------------------------------------------
CNF Transportation                                 84,400          3,170,275
------------------------------------------------------------------------------
Common Stock: 93.7%
(Cost $262,167,473)                                              314,393,402
------------------------------------------------------------------------------

                                                   Par
Repurchase Agreement:                             Amount
------------------------------------------------------------------------------
State Street Bank & Trust Co. Repurchase
Agreement, dated 12/31/98, 4.45%,
maturing 1/4/99, collateralized by            $23,495,000
U.S.Treasury Notes, 5.50%, 5/31/00,
market value $23,873,035                      $23,402,000         23,402,000
------------------------------------------------------------------------------

Total Repurchase Agreement: 7.0%
(Cost $23,402,000)                                                23,402,000
------------------------------------------------------------------------------

Total Investments: 100.7%
(Cost $285,569,473)                                              337,795,402
------------------------------------------------------------------------------

Other Assets Under Liabilities: (0.7)%                            (2,428,964)
------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $13.367 per share
based on 25,088,320 shares
issued and outstanding)                                         $335,366,438
==============================================================================

* Non-income producing security.
See accompanying notes to financial statements.

Lincoln National Aggressive Growth Fund, Inc.

Statement of Operations

Year ended December 31, 1998

Investment income:
 Interest                                                        $ 1,626,886
----------------------------------------------------------------------------
 Dividends                                                         1,134,096
----------------------------------------------------------------------------
  Total investment income                                          2,760,982
----------------------------------------------------------------------------

Expenses:
 Management fees                                                   2,476,022
----------------------------------------------------------------------------
 Accounting fees                                                     153,235
----------------------------------------------------------------------------
 Printing and postage                                                 62,569
----------------------------------------------------------------------------
 Custodial fees                                                       14,748
----------------------------------------------------------------------------
 Directors fees                                                        4,200
----------------------------------------------------------------------------
 Other                                                                20,338
----------------------------------------------------------------------------
  Total expenses                                                   2,731,112
----------------------------------------------------------------------------
 Net investment income                                                29,870
----------------------------------------------------------------------------

Net realized and unrealized loss on investments:
 Net realized loss on investment transactions                    (20,687,677)
----------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)
  of investments                                                  (2,668,620)
----------------------------------------------------------------------------
 Net realized and unrealized loss on investments                 (23,356,297)
----------------------------------------------------------------------------
 Net decrease in net assets
 resulting from operations                                      $(23,326,427)
=============================================================================


Statements of Changes in Net Assets

Years ended December 31, 1998 and 1997

                                                  Year ended     Year ended
                                                   12/31/98       12/31/97
                                                 ---------------------------
Changes from operations:
----------------------------------------------------------------------------
 Net investment income                              $ 29,870      $ 473,358
----------------------------------------------------------------------------
 Net realized gain (loss) on investments         (20,687,677)    45,635,441
----------------------------------------------------------------------------
 Net change in unrealized appreciation
 (depreciation) of investments                    (2,668,620)    14,000,694
----------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        (23,326,427)    60,109,493
----------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                              (473,358)             -
----------------------------------------------------------------------------
 Net realized gain on investments                (45,635,441)   (11,900,740)
----------------------------------------------------------------------------
  Total distributions to shareholders            (46,108,799)   (11,900,740)
----------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions         62,038,964     51,945,184
----------------------------------------------------------------------------
  Total increase (decrease) in net assets         (7,396,262)   100,153,937
----------------------------------------------------------------------------
Net Assets, beginning of year                    342,762,700    242,608,763
----------------------------------------------------------------------------
Net Assets, end of year                         $335,366,438   $342,762,700
============================================================================

See accompanying notes to financial statements.

Lincoln National Aggressive Growth Fund, Inc.


Financial Highlights

(Selected data for each capital share outstanding throughout the period)

                                          Period ended December 31,
                                             1998       1997       1996      1995       1994(2)
                                          -----------------------------------------------------
Net asset value, beginning of period      $ 16.385   $ 13.980   $ 12.183   $ 9.048   $ 10.000
Income (loss) from investment operations:
 Net investment income                       0.001      0.023      0.004     0.007      0.019
 Net realized and unrealized gain (loss)
  on investments                            (0.810)     3.055      1.989     3.135     (0.952)
 Total from investment operations           (0.809)     3.078      1.993     3.142     (0.933)
Less dividends and distributions:
 Dividends from net investment income       (0.023)         -     (0.004)   (0.007)    (0.019)
 Distributions from net realized gain on
  investment transactions                   (2.186)    (0.673)    (0.192)        -          -
                                          -----------------------------------------------------
Total dividends and distributions           (2.209)    (0.673)    (0.196)   (0.007)    (0.019)
                                          -----------------------------------------------------
Net asset value, end of period            $ 13.367   $ 16.385   $ 13.980  $ 12.183    $ 9.048
                                          =====================================================

Total Return(1)                              (6.20%)   23.09%     17.02%    34.15%     (9.37%)

Ratios and supplemental data:
 Ratio of expenses to average net assets      0.81%     0.81%      0.82%     0.94%      1.11%
 Ratio of net investment income
  to average net assets                       0.01%     0.16%      0.03%     0.06%      0.21%
 Portfolio Turnover                         102.33%   105.07%     77.51%    85.82%    100.31%
 Net assets, end of period (000 omitted)  $335,366  $342,763   $242,609  $138,471    $60,697

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on January 3, 1994 through December 31, 1994. Accordingly, the total return, ratios, and portfolio turnover have NOT been calculated on an annualized basis.

See accompanying notes to financial statements.

Lincoln National Aggressive Growth Fund, Inc.

Notes to Financial Statements

December 31, 1998

The Fund: Lincoln National Aggressive Growth Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products.

The Fund's investment objective is to maximize capital appreciation. The Fund invests in stocks of smaller, lesser-known companies, which have a chance to grow significantly in a short time.

1. Significant Accounting Policies
Investment Valuation: Portfolio securities which are traded on an exchange are valued at the last reported sale price on the exchange or market where primarily traded or listed or, in the absence of recent sales, at the mean between the last reported bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

2. Other Assets Under Liabilities

The statement of net assets account "Other Assets Under Liabilities" at December 31, 1998 consisted of the following assets (liabilities):

Cash overdraft                          $(320,052)
---------------------------------------------------
Receivable for dividends earned           125,731
---------------------------------------------------
Receivable for interest earned              2,893
---------------------------------------------------
Receivable for securities sold          1,056,740
---------------------------------------------------
Receivable for capital shares sold      1,135,671
---------------------------------------------------
Payable for securities purchased       (4,165,905)
---------------------------------------------------
Management fees payable                  (263,442)
---------------------------------------------------
Other, net                                   (600)
---------------------------------------------------
                                      $(2,428,964)
                                      ============

3. Management Fees and Other Transactions With Affiliates
Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .75% of the first $200,000,000 of the average daily net assets of the Fund, .70% of the next $200,000,000, and .65% of the average daily net assets of the Fund in excess of $400,000,000. The sub-advisor, Lynch & Mayer, an affiliate of the Advisor, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1998. Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors is borne by the Fund.

4. Analysis of Net Assets

Net Assets at December 31, 1998 consisted of the following:

Common Stock, par value $.01 per share**                    $ 250,883
----------------------------------------------------------------------
Paid in capital in excess of par value of shares issued   303,547,433
----------------------------------------------------------------------
Undistributed net investment income                            29,870
----------------------------------------------------------------------
Accumulated net realized loss on investments              (20,687,677)
----------------------------------------------------------------------
Net unrealized appreciation of investments                 52,225,929
----------------------------------------------------------------------
                                                         $335,366,438
                                                         ============
** The Fund has 50,000,000 authorized shares.

5. Investments
The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 1998 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31,1998 are as follows:

        Aggregate      Aggregate     Gross          Gross          Net
        Cost of        Proceeds      Unrealized     Unrealized     Unrealized
        Purchases      From Sales    Appreciation   Depreciation   Appreciation
-------------------------------------------------------------------------------
       $346,991,350   $314,566,309   $65,340,717    $(13,114,788)  $52,225,929

6. Supplemental Financial Instrument Information
Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. The Advisor is responsible for determining that the value of the collateral is at least equal to the repurchase price. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

7. Summary of Changes From Capital Share Transactions

                                              Shares
                                              Issued Upon                Capital                      Net Increase
                     Capital                  Reinvestment               Shares                       Resulting From Capital
                     Shares Sold              of Dividends               Redeemed                     Share Transactions
                     Shares      Amount       Shares       Amount        Shares         Amount        Shares       Amount
                     --------------------------------------------------------------------------------------------------------
Year ended
 December 31, 1998:  2,713,832  $38,444,307   3,125,236   $46,108,799   (1,669,529)   $(22,514,142)   4,169,539   $62,038,964

Year ended
 December 31, 1997:  3,320,603   49,037,657     892,895    11,957,816     (648,693)     (9,050,289)   3,564,805    51,945,184

8. Distributions to Shareholders
The Fund declares and distributes dividends on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

9. Capital Loss Carryforward
As of December 31, 1998, the Fund had approximately $20,687,677 of unused capital loss carryforward for federal tax purposes. The loss carryforward expires in 2006.

Lincoln National Aggressive Growth Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Aggressive Growth Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Aggressive Growth Fund, Inc. (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Aggressive Growth Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
February 5, 1999